THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 12:11    ACCEPTED DATE:       12-Jul-2005 12:12
FILING DATE:   12-Jul-2005 12:11
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000002

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51421

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 12:20    ACCEPTED DATE:       12-Jul-2005 12:21
FILING DATE:   12-Jul-2005 12:20
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000003

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51421

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       SWAP & SHOP.NET CORP.
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 12:25    ACCEPTED DATE:       12-Jul-2005 12:25
FILING DATE:   12-Jul-2005 12:25
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321510-05-000004

FILE NUMBER(S):
   1. 000-51421

THE PASSWORD FOR LOGIN CIK 0001321510 WILL EXPIRE 23-Mar-2006 15:08.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321510
      COMPANY:    SWAP & SHOP.NET CORP.
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51421